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                                                                     EXHIBIT 21


                    MORGAN STANLEY GROUP INC. SUBSIDIARIES
                             As of April 24, 1995

                                                                                JURISDICTION OF       YEAR OF
                                                                                 INCORPORATION     INCORPORATION
                                                                                ---------------    -------------
MORGAN STANLEY GROUP INC.                                                         DELAWARE              1975
  FOURTH STREET DEVELOPMENT CO. INCORPORATED                                      DELAWARE              1990
  FOURTH STREET LTD.                                                              DELAWARE              1990
  JOLTER INVESTMENTS INC.                                                         DELAWARE              1989
  MORGAN RUNDLE INC.                                                              DELAWARE              1978
     MR VENTURES INC.                                                             DELAWARE              1982
  MORGAN STANLEY ADVISORY PARTNERSHIP INC.                                        DELAWARE              1985
  MORGAN STANLEY ASSET MANAGEMENT INC.                                            DELAWARE              1980
  MORGAN STANLEY BASEBALL, INC.                                                   DELAWARE              1989
  MORGAN STANLEY CAPITAL GROUP INC.                                               DELAWARE              1984
  MORGAN STANLEY CAPITAL I INC.                                                   DELAWARE              1985
  MORGAN STANLEY CAPITAL (JERSEY) LIMITED                                         JERSEY, CHANNEL IS.   1987
  MORGAN STANLEY CAPITAL PARTNERS III, INC.                                       DELAWARE              1993
  MORGAN STANLEY CAPITAL SERVICES INC.                                            DELAWARE              1985
  MORGAN STANLEY COMMERCIAL MORTGAGE CAPITAL, INC.                                DELAWARE              1994
  MORGAN STANLEY COMMODITIES MANAGEMENT, INC.                                     DELAWARE              1992
  MORGAN STANLEY DERIVATIVE PRODUCTS INC.                                         DELAWARE              1994
  MORGAN STANLEY DEVELOPING COUNTRY DEBT II, INC.                                 DELAWARE              1991
  MORGAN STANLEY EMERGING MARKETS INC.                                            DELAWARE              1990
  MORGAN STANLEY EQUITY INVESTORS INC.                                            DELAWARE              1988
  MORGAN STANLEY FINANCE (JERSEY) LIMITED                                         JERSEY, CHANNEL IS.   1990
  MORGAN STANLEY GLOBAL ADVISORY SERVICES INC.                                    DELAWARE              1992
  MORGAN STANLEY GLOBAL SECURITIES SERVICES INCORPORATED                          DELAWARE              1987
     MORGAN STANLEY BANK LUXEMBOURG S.A.                                          LUXEMBOURG            1989
  MORGAN STANLEY INSURANCE AGENCY INC.                                            DELAWARE              1985
  MORGAN STANLEY (JERSEY) LIMITED                                                 JERSEY, CHANNEL IS.   1986
  MORGAN STANLEY LEF I, INC.                                                      DELAWARE              1989
  MORGAN STANLEY LEVERAGED CAPITAL FUND INC.                                      DELAWARE              1985
  MORGAN STANLEY LEVERAGED EQUITY FUND II, INC.                                   DELAWARE              1987
     MORGAN STANLEY CAPITAL PARTNERS ASIA LIMITED                                 HONG KONG             1992
  MORGAN STANLEY LEVERAGED EQUITY HOLDINGS INC.                                   DELAWARE              1987
  MORGAN STANLEY MARKET PRODUCTS INC.                                             DELAWARE              1987
  MORGAN STANLEY MORTGAGE CAPITAL INC.                                            NEW YORK              1984
  MORGAN STANLEY REAL ESTATE HOLDINGS INC.                                        DELAWARE              1990
  MORGAN STANLEY REAL ESTATE HOLDINGS II, INC.                                    DELAWARE              1994
  MORGAN STANLEY REAL ESTATE INVESTMENT MANAGEMENT INC.                           DELAWARE              1990
     MORGAN STANLEY REAL ESTATE FUND, INC.                                        DELAWARE              1989
  MORGAN STANLEY REAL ESTATE INVESTMENT MANAGEMENT II, INC.                       DELAWARE              1994
  MORGAN STANLEY REALTY INCORPORATED                                              DELAWARE              1969
     BROOKS HARVEY & CO., INC.                                                    DELAWARE              1971
     MORGAN STANLEY REALTY OF CALIFORNIA INC.                                     CALIFORNIA            1970
     MORGAN STANLEY REALTY OF ILLINOIS INC.                                       DELAWARE              1989
     BROOKS HARVEY OF FLORIDA, INC.                                               FLORIDA               1978
     BROOKS HARVEY & CO. OF HAWAII, INC.                                          DELAWARE              1981
     MORGAN STANLEY REALTY JAPAN LTD.                                             JAPAN                 1991
     BH-MS REALTY INC.                                                            DELAWARE              1983
        BH-MS LEASING INC.                                                        DELAWARE              1983
           BH-SARTELL INC.                                                        DELAWARE              1983

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
MORGAN STANLEY GROUP INC. (CONTINUED)
  THE MORGAN STANLEY SCHOLARSHIP FUND INC.
      (NOT-FOR-PROFIT)                                                            DELAWARE              1985
  MORGAN STANLEY SERVICES INC.                                                    DELAWARE              1988
  MORGAN STANLEY TECHNICAL SERVICES INC.                                          DELAWARE              1989
  MORGAN STANLEY TECHNICAL SERVICES MB/VC INC.                                    DELAWARE              1993
  MORGAN STANLEY TRUST COMPANY                                                    NEW YORK              1992
      MS PROSPECT & CO.                                                           DELAWARE              1993
  MORGAN STANLEY VENTURE CAPITAL INC.                                             DELAWARE              1984
  MORGAN STANLEY VENTURE CAPITAL II, INC.                                         DELAWARE              1992
  MORGAN STANLEY VENTURES INC.                                                    DELAWARE              1984
  MORSTAN DEVELOPMENT COMPANY, INC.                                               DELAWARE              1971
      MORANTA, INC.                                                               GEORGIA               1979
      PORSTAN DEVELOPMENT COMPANY, INC.                                           OREGON                1982
  MS 10020, INC.                                                                  DELAWARE              1994
  MS DATA SERVICES INC.                                                           DELAWARE              1990
  MS FINANCING INC.                                                               DELAWARE              1986
      MORGAN STANLEY 750 BUILDING CORP.                                           DELAWARE              1994
      MS TOKYO PROPERTIES LTD.                                                    JAPAN                 1989
  MS URBAN HORIZONS, INC.                                                         DELAWARE              1994
  MS VENTURE CAPITAL (JAPAN) INC.                                                 DELAWARE              1989
  MSCP III HOLDINGS, INC.                                                         DELAWARE              1994
  MSPL CO. INC.                                                                   DELAWARE              1990
  MSREF II, INC.                                                                  DELAWARE              1994
  MS/USA LEASING INC.                                                             DELAWARE              1993
  PG HOLDINGS, INC.                                                               DELAWARE              1991
  PG INVESTORS, INC.                                                              DELAWARE              1991
  PIERPONT POWER, INC.                                                            NEW YORK              1987
  ROMLEY COMPUTER LEASING INC.                                                    DELAWARE              1985

  MORGAN STANLEY & CO. INCORPORATED                                               DELAWARE              1969
    HRJ CORPORATION                                                               DELAWARE              1986
    MORGAN STANLEY FLEXIBLE AGREEMENTS INC.                                       DELAWARE              1992
    MORGAN STANLEY SECURITIES TRADING INC.                                        DELAWARE              1986
    MORGAN STANLEY STOCK LOAN INC.                                                DELAWARE              1986
    MS SECURITIES SERVICES INC.                                                   DELAWARE              1981
    NRSD CORPORATION                                                              DELAWARE              1988

  MORGAN STANLEY INTERNATIONAL INCORPORATED                                       DELAWARE              1963
    BANK MORGAN STANLEY AG                                                        SWITZERLAND           1973
    MORGAN STANLEY & CO. (PTY) LIMITED                                            SOUTH AFRICA          1994
    MORGAN STANLEY AOZT                                                           RUSSIA                1995
    MORGAN STANLEY ASIA (CHINA) LIMITED                                           HONG KONG             1993
    MORGAN STANLEY ASIA HOLDINGS I INC.                                           DELAWARE              1990
    MORGAN STANLEY ASIA HOLDINGS II INC.                                          DELAWARE              1990
    MORGAN STANLEY ASIA HOLDINGS III INC.                                         DELAWARE              1990
    MORGAN STANLEY ASIA HOLDINGS IV INC.                                          DELAWARE              1990
    MORGAN STANLEY ASIA HOLDINGS V INC.                                           DELAWARE              1990
    MORGAN STANLEY ASIA HOLDINGS VI INC.                                          DELAWARE              1990
    MORGAN STANLEY ASIA LIMITED                                                   HONG KONG             1984
    MORGAN STANLEY ASIA (SINGAPORE) PTE LTD                                       REP. OF SINGAPORE     1992
    MORGAN STANLEY ASIA (TAIWAN) LTD.                                             REP. OF CHINA         1990
    MORGAN STANLEY ASSET MANAGEMENT SINGAPORE LTD                                 REP. OF SINGAPORE     1990
    MORGAN STANLEY AUSTRALIA LIMITED                                              AUSTRALIA             1989
    MORGAN STANLEY CANADA LIMITED                                                 CANADA                1982


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
MORGAN STANLEY GROUP INC. (CONTINUED)
  MORGAN STANLEY INTERNATIONAL INCORPORATED (CONTINUED)
    MORGAN STANLEY CAPITAL SA                                                     FRANCE                1989
    MORGAN STANLEY CAPITAL GROUP (SINGAPORE) PTE LTD                              REP. OF SINGAPORE     1990
    MORGAN STANLEY CAPITAL (LUXEMBOURG) S.A.                                      LUXEMBOURG            1993
    MORGAN STANLEY DEVELOPING COUNTRY DEBT, LTD.                                  BERMUDA               1991
    MORGAN STANLEY FINANCIAL SERVICES BETEILIGUNGS GMBH                           GERMANY               1993
    MORGAN STANLEY FUTURES (HONG KONG) LIMITED                                    HONG KONG             1988
    MORGAN STANLEY FUTURES (SINGAPORE) PTE LTD                                    REP. OF SINGAPORE     1992
    MORGAN STANLEY GROUP (EUROPE) PLC                                             ENGLAND               1988
       MORGAN STANLEY ASSET MANAGEMENT LIMITED                                    ENGLAND               1986
       MORGAN STANLEY CAPITAL GROUP LIMITED                                       ENGLAND               1993
       MORGAN STANLEY (EUROPE) LIMITED                                            ENGLAND               1993
       MORGAN STANLEY FINANCE PLC                                                 ENGLAND               1993
       MORGAN STANLEY PROPERTIES LIMITED                                          ENGLAND               1986
       MORGAN STANLEY PROPERTY MANAGEMENT (UK) LIMITED                            ENGLAND               1987
       MORGAN STANLEY SERVICES (UK) LIMITED                                       ENGLAND               1993
       MORGAN STANLEY UK GROUP                                                    ENGLAND               1976
          MORGAN STANLEY & CO. INTERNATIONAL LIMITED                              ENGLAND               1986
             MORGAN STANLEY INTERNATIONAL NOMINEES LIMITED                        ENGLAND               1994
          MORGAN STANLEY & CO. LIMITED                                            ENGLAND               1987
          MORGAN STANLEY SECURITIES LIMITED                                       ENGLAND               1986
             MORSTAN NOMINEES LIMITED                                             ENGLAND               1986
          MS LEASING UK LIMITED                                                   ENGLAND               1991
          MS VOLATILITY FUND N.V.                                                 NETHERLANDS ANTILLES  1993
    MORGAN STANLEY HONG KONG NOMINEES LIMITED                                     HONG KONG             1988
    MORGAN STANLEY HONG KONG SECURITIES LIMITED                                   HONG KONG             1988
    MORGAN STANLEY INDIA SECURITIES PRIVATE LIMITED                               INDIA                 1995
    MORGAN STANLEY INTERNATIONAL INSURANCE LTD.                                   BERMUDA               1995
    MORGAN STANLEY INVESTMENT ADVISORY CO., LIMITED                               JAPAN                 1987
    MORGAN STANLEY JAPAN (HOLDINGS) LTD.                                          CAYMAN ISLANDS        1984
       MORGAN STANLEY JAPAN LIMITED                                               HONG KONG             1993
    MORGAN STANLEY LATIN AMERICA INCORPORATED                                     DELAWARE              1994
       MS CARBOCOL ADVISORS INCORPORATED                                          DELAWARE              1995
    MORGAN STANLEY MAURITIUS COMPANY LIMITED                                      MAURITIUS             1993
       MORGAN STANLEY ASSET MANAGEMENT INDIA PRIVATE LIMITED                      INDIA                 1993
    MORGAN STANLEY OFFSHORE INVESTMENT COMPANY LTD.                               CAYMAN ISLANDS        1987
    MORGAN STANLEY OVERSEAS SERVICES (JERSEY) LIMITED                             JERSEY, CHANNEL IS.   1986
    MORGAN STANLEY PACIFIC LIMITED                                                HONG KONG             1987
    MORGAN STANLEY S.A.                                                           FRANCE                1992
    MORGAN STANLEY SICAV MANAGEMENT S.A.                                          LUXEMBOURG            1988
    MORGAN STANLEY (STRUCTURED PRODUCTS) JERSEY LIMITED                           JERSEY, CHANNEL IS.   1994
       MS ITALY (HOLDINGS) INC.                                                   DELAWARE              1990
          BANCA MORGAN STANLEY S.P.A.                                             ITALY                 1990
       MS LDC, LTD.                                                               DELAWARE              1991
       MSL INCORPORATED                                                           DELAWARE              1976





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